UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: June 8, 2015 (Date of earliest event reported)
Asure Software, Inc. (Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-20008 (Commission File Number)	74-2415696 (IRS Employer Identification Number)

110 Wild Basin Rd , Suite 100, Austin, TX (Address of principal executive offices)		78746 (Zip Code)
512-437-2700 (Registrant's telephone number, including area code)

Not Applicable (Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.  Submission of Matters to a Vote of Security Holders.

The Company held its annual meeting of stockholders on June 8, 2015.  The stockholders considered four proposals, each of which is described in detail in its proxy statement, which was filed with the Securities and Exchange Commission on April 29, 2015.  The proposals voted upon and the results of those votes were the following:

Proposal 1: To elect five directors to the board of directors to hold office until the next annual meeting of stockholders or until their respective successors are duly elected and qualified

NAME	VOTES FOR	VOTES WITHHELD	BROKER NON-VOTES
David Sandberg	3,094,172	64,608	1,866,417
Patrick Goepel	3,094,389	64,391	1,866,417
Adrian Pertierra	3,091,239	67,541	1,866,417
Matthew Behrent	3,094,247	64,533	1,866,417
J. Randall Waterfield	3,091,028	67,752	1,866,417

Proposal 2: To ratify the Audit Committee’s appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2015

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
5,012,271	1,496	11,430	0

 SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASURE SOFTWARE, INC.

Dated: June 10, 2015	By:	/s/ Brad Wolfe
Brad Wolfe
Chief Financial Officer